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                                                                    Exhibit 23.2



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in this Registration Statement of Cray Inc. on Form S-1 of our report dated March 15, 2006, appearing in the Annual Report on Form 10-K of Cray Inc. and subsidiaries for the year ended December 31, 2005, and to the reference to us under the heading "Experts."


/S/ PETERSON SULLIVAN PLLC


Seattle, Washington
September 27, 2006